Exhibit 10-22

                        FIRST AMENDMENT AND RESTATEMENT
                                     OF THE
                        TERMINATION BENEFITS AGREEMENT


     This FIRST AMENDMENT AND RESTATEMENT OF THE TERMINATION BENEFITS AGREEMENT (this "Agreement") is made and entered into as of October 25, 2000, by and between MERIDIAN INSURANCE GROUP, INC., an Indiana corporation (hereinafter referred to as the "Corporation") and [EMPLOYEE NAME], a resident of the State of Indiana (hereinafter referred to as "Employee").

                                   RECITALS

     A. Employee is now serving as a member of the executive staff of the Corporation.

     B. The Corporation believes that Employee has made valuable contributions to the productivity and profitability of the Corporation.

     C. The Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its shareholders to assure that the Corporation will have the continued undivided time, attention, loyalty, and dedication of Employee, notwithstanding the possibility, threat or occurrence of a Change in Control (as defined in Section 2 hereof) of the Corporation.

     D. The Board believes it is imperative to diminish the inevitable distraction of Employee by virtue of the personal uncertainties and risks created by pending or threatened Change in Control and to encourage Employee's full undivided time, attention, loyalty, and dedication to the Corporation currently and in the event of any threatened or pending Change in Control.

     E. By this Agreement, the Board intends upon a Change in Control to assure Employee with compensation and benefits arrangements if his or her employment terminates as a result of a Change in Control which are competitive with those of other corporations similarly situated to the Corporation. Therefore, in order to accomplish these objectives, the Board has caused the Corporation to enter into this Agreement.

     F. In reliance on this Agreement, Employee is willing to continue his or her employment with the Corporation on the terms agreed to by the Employee and Corporation from time to time.

                                   AGREEMENT

     In consideration of the foregoing and of the mutual covenants herein contained and the mutual benefits herein provided, the Corporation and Employee hereby agree as follows:

     Section 1. Term. The initial term of this Agreement shall be from the date hereof through December 31, 2000. The term of this Agreement shall be automatically extended for an additional year on December 31, 2000 (that is, to a term extending through December 31, 2001) and on December 31 of each year thereafter unless either party hereto gives written notice to the other party not to so extend prior to November 30 of the year for which notice is given, in which case no further automatic extension shall occur. In addition, if a Change in Control of the Corporation (as defined in Section 2 below) shall occur during the term of this Agreement, then the term of this Agreement shall automatically be extended to a date one year following the consummation of the Change in Control.

     Section 2. Change in Control Defined. As used in this Agreement, "Change in Control" of the Corporation means:

          (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act as in effect from time to time) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Corporation or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in Control:
     (i) any acquisition by the Corporation, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by or under common control with the Corporation, or (iii) any acquisition by Meridian Mutual Insurance Company ("Meridian Mutual"); or

          (B) Individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of Board of Directors of the Corporation ("Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (C) So long as Meridian Mutual owns twenty-five percent (25%) or more of either (i) the then outstanding shares of common stock of the Corporation or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors: individuals who, as of the date hereof, constitute the Board of Directors of Meridian Mutual (the "Incumbent Mutual Board") cease for any reason to constitute a majority of the Board of Directors of Meridian Mutual (the "Mutual Board"); provided, however, that any individual becoming a Director of the Mutual Board subsequent to the date hereof whose election, or nomination for election by Meridian Mutual's policyholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Mutual Board shall be considered as though such individual were a member of the Incumbent Mutual Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Mutual Board; or

          (D) Approval by the shareholders of the Corporation of (i) a reorganization, merger, consolidation or share exchange, in each case, unless, following such transaction the conditions specified in clauses (a), (b) and (c) of this Section 2(D) are satisfied, or (ii) a complete liquidation or dissolution of the Corporation or the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which following such transaction the conditions specified in clauses (a),
     (b) or (c) of this Section 2(D) are satisfied.  Such conditions are:
     (a) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Corporation common stock and outstanding Corporation voting securities immediately prior to such transaction in substantially the same proportions as their ownership, immediately prior to such transaction, of the outstanding Corporation stock and outstanding Corporation voting securities, as the case may be, (b) no Person (excluding the Corporation, any employee benefit plan or related trust of the Corporation or such corporation resulting from such transaction and any Person beneficially owning, immediately prior to such transaction, directly or indirectly, twenty-five percent (25%) or more of the outstanding Corporation common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (c) at least a majority of the members of the board of directors of the corporation resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such transaction.

     Section 3. Termination of Employment. The Corporation shall provide Employee with the payment and benefits set forth in Section 5 of this Agreement upon any termination of Employee's employment with the Corporation (whether such termination of employment is initiated by the Corporation or by Employee) that occurs within the two-year period following a Change in Control, unless such termination of employment occurs for any of the following reasons:

          (A)  Termination by reason of Employee's death.

          (B) Termination by reason of Employee's "disability." For purposes hereof, "disability" shall be deemed to conform to the definition thereof contained in the Corporation's benefit plan applicable immediately prior to the Change in Control as defined in
     Section 2 of this Agreement.

          (C) Termination upon Employee reaching normal retirement date, which for purposes of this Agreement shall be deemed to conform to the definition thereof contained in the Corporation's benefit plan applicable immediately prior to the Change in Control as defined in
     Section 2 of this Agreement.

          (D) Termination for "cause." As used in this Agreement, the term "cause" means Employee's conviction for fraud or a felony involving the Corporation or for theft of corporate assets.

     Section 4.  Termination for "Good Reason."

          (A) The Corporation shall provide Employee with the payment and benefits set forth in Section 5 of this Agreement upon the Employee's termination of employment with the Corporation for "Good Reason" (as defined herein) that occurs during the third year following a Change In Control.

          (B) "Good Reason" means the occurrence of any one or more of the following:

               (1) The assignment to the Employee of duties which are materially and adversely different from or inconsistent with the duties, responsibilities, and status of the Employee's position at any time during the 12-month period prior to the Change in Control, or which result in a significant change in the Employee's authority and responsibility as a senior Employee of the employer or any of its Affiliates;
               (2) A reduction by the Corporation in the Employee's Annual Base Salary in place as of the day immediately prior to the Change in Control, or the failure to grant salary increases and bonus payments on a basis comparable to those granted to other Employees of the Corporation, or a reduction of the Employee's most recent highest incentive bonus potential under the Employee's incentive bonus arrangement, if any, in place as of the day immediately prior to the Change in Control, or any successor to such arrangement;

               (3) The failure by the Corporation to continue in effect the Corporation's supplemental retirement income plan as described in the Corporation's proxy statement relating to its 2000 annual meeting of shareholders and, in form substantially equivalent to the employee benefit plans, fringe benefits and perquisites, and other employee benefits described in the employee handbooks and manuals of the Corporation in effect immediately prior to the Change in Control, any employee benefit plan (including any medical, hospitalization, life insurance or disability benefit plan in which the Employee participates), or any material fringe benefit or perquisite enjoyed by the Employee immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Corporation to continue the Employee's participation therein, or any action by the Corporation which would directly or indirectly materially reduce participation therein or reward opportunities thereunder, or the failure by the Corporation to provide the Employee with the number of paid vacation days to which the Employee is entitled on the basis of years of service with the Corporation in accordance with the Corporation's normal vacation policy in effect immediately prior to the Change in Control; and

               (4) A demand by the Corporation that the Employee relocate to a location in excess of 35 miles from the location where the Employee is currently based, or in the event of any such relocation with the Employee's express written consent, the failure of the Corporation to pay (or reimburse the Employee for) all reasonable moving expenses incurred by the Employee relating to a change of principal residence in connection with such relocation and to indemnify the Employee against any loss in the sale of the Employee's principal residence in connection with any such change of residence, all to the effect that the Employee shall incur no loss on an after tax basis.

     The existence of Good Reason shall not be affected by the Employee's incapacity due to physical or mental illness. The Employee's continued employment shall not constitute a waiver of the Employee's rights with respect to any circumstance constituting Good Reason under this Agreement. The Employee's determination of Good Reason shall be conclusive and binding upon the Corporation and its Successors provided such determination has been made in good faith.

     Section 5.  Payments and Benefits.

          (A) Except for a termination of employment for a reason specified in subsections (A), (B), (C) or (D) of Section 3 hereof, the following payments and benefits, less any amounts required to be withheld therefrom under any applicable federal, state or local income tax, other tax, or social security laws or similar statutes, shall be paid to Employee (i) upon any termination of Employee's employment with the Corporation that occurs during the term of this Agreement and within the two-year period following a Change in Control or (ii) upon the Employee's termination of employment with the Corporation for "Good Reason," as defined in Section 4 of this Agreement, that occurs during the term of this Agreement and during the third year following a Change in Control:

               (1) Within thirty (30) days following such a termination, Employee shall be paid: (i) at his or her then-effective salary, for services performed through the date of termination, and (ii) any earned and unpaid amount of any bonus or incentive payment (for example, any bonus earned but not yet paid under the Corporation's executive bonus compensation plan with respect to the calendar year preceding the year in which the termination of employment occurs); and

               (2) Within thirty (30) days following such a termination, Employee shall be paid a lump sum payment of an amount equal to two and ninety-nine hundredths (2.99) times Employee's "Base Amount." For purposes hereof, Base Amount is defined as Employee's average includable compensation paid by the Corporation for the five (5) most recent taxable years ending before the date on which the Change in Control occurs. The definition, interpretation and calculation of the dollar amount of Base Amount shall be in a manner consistent with and as required by the provisions of Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations and rulings of the Internal Revenue Service promulgated thereunder.

          (B)  Employee acknowledges that payment in accordance with this
     Section 5 shall be deemed to constitute a full settlement and discharge of any and all obligations of the Corporation or Meridian Mutual to Employee arising out of his or her employment with the Corporation and the termination thereof, except for any vested rights Employee may then have under any insurance, pension, supplemental pension, thrift, employee stock ownership, stock option plans or other benefit plans sponsored or made available by the Corporation or Meridian Mutual.

     Section 6. Legal Expenses. The Corporation is aware that upon the occurrence of a Change in Control the Board of Directors or a shareholder of the Corporation may then cause or attempt to cause the Corporation to refuse to comply with its obligations under this Agreement, or may cause or attempt to cause the Corporation to institute, or may institute, litigation seeking to have this Agreement declared unenforceable, or may take or attempt to take other action to deny
Employee the benefits intended under this Agreement. In these circumstances, the purpose of this Agreement could be frustrated. It is the intent of the Corporation that Employee not be required to incur the expenses associated with the enforcement of his or her rights under this Agreement by litigation or other legal action, nor be bound to negotiate any settlement of his or her rights hereunder, because the cost and expense of such legal action or settlement would substantially detract from the benefits intended to be extended to Employee hereunder. Accordingly, if following a Change in Control it should appear to Employee that the Corporation has failed to comply with any of its obligations under this Agreement or in the event that the Corporation or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation or other legal action designed to deny, diminish or to recover from Employee the benefits entitled to be provided to the Employee hereunder, and that Employee has complied with all of his or her obligations under this Agreement, the Corporation irrevocably authorizes Employee from time to time to retain counsel of his or her choice, at the expense of the Corporation as provided in this Section 6, to represent Employee in connection with the initiation or defense of any litigation or other legal action, whether such action is by or against the Corporation or any director, officer, shareholder, or other person affiliated with the Corporation, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Corporation and such counsel, the Corporation irrevocably consents to Employee entering into an attorney-client relationship with such counsel, and in that connection the Corporation and Employee agree that a confidential relationship shall exist between Employee and such counsel. The reasonable fees and expenses of counsel selected from time to time by Employee as hereinabove provided shall be paid or reimbursed to Employee by the Corporation on a regular, periodic basis upon presentation by Employee of a statement or statements prepared by such counsel in accordance with its customary practices, up to a maximum aggregate amount of Two Hundred Thousand Dollars ($200,000). Any legal expenses incurred by the Corporation by reason of any dispute between the parties as to enforceability of or the terms contained in this Agreement as provided by this Section 6, notwithstanding the outcome of any such dispute, shall be the sole responsibility of the Corporation, and the Corporation shall not take any action to seek reimbursement from Employee for such expenses. Notwithstanding any limitation contained in this
Section 6 to the contrary, Employee shall be entitled to payment or reimbursement of legal expenses in excess of Two Hundred Thousand Dollars ($200,000) if the expenses were incurred as a result of a dispute under this Agreement in which Employee obtains a final judgment in his or her favor from a court of competent jurisdiction or his or her claim is settled by the Corporation prior to the rendering of a judgment by such a court.

     Section 7. No Mitigation. Employee is not required to mitigate the amount of benefit payments to be made by the Corporation pursuant to this Agreement by seeking other employment or otherwise, nor shall the amount of any benefit payments provided for in this Agreement be reduced by any compensation earned by Employee as a result of employment by another employer or which might have been earned by Employee had Employee sought such employment, after the date of termination of his or her employment with the Corporation or otherwise.

     Section 8. Employee's Covenants. In order to induce the Corporation to enter into this Agreement, Employee hereby agrees to keep confidential and not improperly divulge for the benefit of any other party any of the Corporation's confidential information or business secrets including, but not limited to, confidential information and business secrets relating to such matters as the Corporation's finances, operations and customer lists. All of the Corporation's confidential information and business secrets shall be the sole and exclusive property of the Corporation.

     In the event of a breach or threatened breach by Employee of the provisions of this Section 8, the Corporation shall be entitled to an injunction restraining Employee from committing or continuing such breach. Nothing herein contained shall be construed as prohibiting the Corporation from pursuing any other remedies available to it for such breach or threatened breach including the recovery of damages from Employee. The covenants of this Section 8 shall run not only in favor of the Corporation and its successors and assigns, but also in favor of its subsidiaries and their respective successors and assigns and shall survive the termination of this Agreement.

     Section 9. Successors to Corporation. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, share exchange or otherwise) to all or substantially all of the business and/or assets of the Corporation, by agreement in form and substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would be entitled hereunder if he or she were to terminate his or her employment pursuant to Section 3 or
Section 4 hereof, except that for purposes of implementing the foregoing, the date on which succession becomes effective shall be deemed the date of termination of Employee's employment with the Corporation. As used in this Agreement, "Corporation" shall mean corporation as hereinbefore defined and any successor to the business or assets of it as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law.

     Section 10. Effect of Employee's Death. Should Employee die while any amounts are payable to him or her hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or if there be no such designee, to Employee's estate.

     Section 11. Notices. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Employee:  [EMPLOYEE NAME]
                 [STREET ADDRESS]
                 [CITY,  STATE  ZIP CODE]

If to Corporation:  Meridian Insurance Group, Inc.
                    Attention:  Corporate Secretary
                    2955 North Meridian Street
                    Indianapolis, Indiana 46208

or to such other address as any party may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     Section 12. Governing Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana. The parties agree that all legal disputes regarding this Agreement will be resolved in Indianapolis, Indiana, and irrevocably consent to service of process in such City for such purpose.

     Section 13. Waivers. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and the Corporation. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not set forth expressly in this Agreement.

     Section 14. Partial Invalidity. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     Section 15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same Agreement.

     Section 16. Assignment. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder, except as provided in Section 9 and Section 10 above. Without limiting the foregoing, Employee's right to receive payments hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his or her Will or by the laws of descent and distribution as set forth in Section 9 hereof, and in the event of any attempted assignment or transfer contrary to this Section 16, the Corporation shall have no liability to pay any amount so attempted to be assigned or transferred.

     Any benefits payable under this Agreement shall be paid solely from the general assets of the Corporation. Neither Employee nor Employee's beneficiary shall have interest in any specific assets of the Corporation under the terms of this Agreement. This Agreement shall not be considered to create an escrow account, trust fund or other funding arrangement of any kind or a fiduciary relationship between Employee and the Corporation.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.

                              MERIDIAN INSURANCE GROUP, INC.
                              ("Corporation")


                              By:___________________________




                              EMPLOYEE:



                              ______________________________
                              [EMPLOYEE NAME]




Exhibit 10.23

                        FIRST AMENDMENT AND RESTATEMENT
                                    OF THE
                        TERMINATION BENEFITS AGREEMENT


     This FIRST AMENDMENT AND RESTATEMENT OF THE TERMINATION BENEFITS AGREEMENT (this "Agreement") is made and entered into as of October 25, 2000, by and between MERIDIAN INSURANCE GROUP, INC., an Indiana corporation (hereinafter referred to as the "Corporation") and [EMPLOYEE NAME], a resident of the State of Indiana (hereinafter referred to as "Employee").

                                   RECITALS

     A. Employee is now serving as a member of the executive staff of the Corporation.

     B. The Corporation believes that Employee has made valuable contributions to the productivity and profitability of the Corporation.

     C. The Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its shareholders to assure that the Corporation will have the continued undivided time, attention, loyalty, and dedication of Employee, notwithstanding the possibility, threat or occurrence of a Change in Control (as defined in Section 2 hereof) of the Corporation.

     D. The Board believes it is imperative to diminish the inevitable distraction of Employee by virtue of the personal uncertainties and risks created by pending or threatened Change in Control and to encourage Employee's full undivided time, attention, loyalty, and dedication to the Corporation currently and in the event of any threatened or pending Change in Control.

     E. By this Agreement, the Board intends upon a Change in Control to assure Employee with compensation and benefits arrangements if his or her employment terminates as a result of a Change in Control which are competitive with those of other corporations similarly situated to the Corporation. Therefore, in order to accomplish these objectives, the Board has caused the Corporation to enter into this Agreement.

     F. In reliance on this Agreement, Employee is willing to continue his or her employment with the Corporation on the terms agreed to by the Employee and Corporation from time to time.

                                   AGREEMENT

     In consideration of the foregoing and of the mutual covenants herein contained and the mutual benefits herein provided, the Corporation and Employee hereby agree as follows:

     Section 1. Term. The initial term of this Agreement shall be from the date hereof through December 31, 2000. The term of this Agreement shall be automatically extended for an additional year on December 31, 2000 (that is, to a term extending through December 31, 2001) and on December 31 of each year thereafter unless either party hereto gives written notice to the other party not to so extend prior to November 30 of the year for which notice is given, in which case no further automatic extension shall occur. In addition, if a Change in Control of the Corporation (as defined in Section 2 below) shall occur during the term of this Agreement, then the term of this Agreement shall automatically be extended to a date one year following the consummation of the Change in Control.

     Section 2. Change in Control Defined. As used in this Agreement, "Change in Control" of the Corporation means:

          (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act as in effect from time to time) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Corporation or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in Control:
     (i) any acquisition by the Corporation, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by or under common control with the Corporation, or (iii) any acquisition by Meridian Mutual Insurance Company ("Meridian Mutual"); or

          (B) Individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of Board of Directors of the Corporation ("Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (C) So long as Meridian Mutual owns twenty-five percent (25%) or more of either (i) the then outstanding shares of common stock of the Corporation or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors: individuals who, as of the date hereof, constitute the Board of Directors of Meridian Mutual (the "Incumbent Mutual Board") cease for any reason to constitute a majority of the Board of Directors of Meridian Mutual (the "Mutual Board"); provided, however, that any individual becoming a Director of the Mutual Board subsequent to the date hereof whose election, or nomination for election by Meridian Mutual's policyholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Mutual Board shall be considered as though such individual were a member of the Incumbent Mutual Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Mutual Board; or

          (D) Approval by the shareholders of the Corporation of (i) a reorganization, merger, consolidation or share exchange, in each case, unless, following such transaction the conditions specified in clauses (a), (b) and (c) of this Section 2(D) are satisfied, or (ii) a complete liquidation or dissolution of the Corporation or the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which following such transaction the conditions specified in clauses (a),
     (b) or (c) of this Section 2(D) are satisfied.  Such conditions are:
     (a) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Corporation common stock and outstanding Corporation voting securities immediately prior to such transaction in substantially the same proportions as their ownership, immediately prior to such transaction, of the outstanding Corporation stock and outstanding Corporation voting securities, as the case may be, (b) no Person (excluding the Corporation, any employee benefit plan or related trust of the Corporation or such corporation resulting from such transaction and any Person beneficially owning, immediately prior to such transaction, directly or indirectly, twenty-five percent (25%) or more of the outstanding Corporation common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (c) at least a majority of the members of the board of directors of the corporation resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such transaction.

     Section 3. Termination of Employment. The Corporation shall provide Employee with the payment and benefits set forth in Section 5 of this Agreement upon any termination of Employee's employment with the Corporation (whether such termination of employment is initiated by the Corporation or by Employee) that occurs within the two-year period following a Change in Control, unless such termination of employment occurs for any of the following reasons:

          (A)  Termination by reason of Employee's death.

          (B) Termination by reason of Employee's "disability." For purposes hereof, "disability" shall be deemed to conform to the definition thereof contained in the Corporation's benefit plan applicable immediately prior to the Change in Control as defined in
     Section 2 of this Agreement.

          (C) Termination upon Employee reaching normal retirement date, which for purposes of this Agreement shall be deemed to conform to the definition thereof contained in the Corporation's benefit plan applicable immediately prior to the Change in Control as defined in
     Section 2 of this Agreement.

          (D) Termination for "cause." As used in this Agreement, the term "cause" means Employee's conviction for fraud or a felony involving the Corporation or for theft of corporate assets.

     Section 4.  Termination for "Good Reason."

          (A) The Corporation shall provide Employee with the payment and benefits set forth in Section 5 of this Agreement upon the Employee's termination of employment with the Corporation for "Good Reason" (as defined herein) that occurs during the third year following a Change In Control.

          (B) "Good Reason" means the occurrence of any one or more of the following:

               (1) The assignment to the Employee of duties which are materially and adversely different from or inconsistent with the duties, responsibilities, and status of the Employee's position at any time during the 12-month period prior to the Change in Control, or which result in a significant change in the Employee's authority and responsibility as a senior Employee of the employer or any of its Affiliates;
               (2) A reduction by the Corporation in the Employee's Annual Base Salary in place as of the day immediately prior to the Change in Control, or the failure to grant salary increases and bonus payments on a basis comparable to those granted to other Employees of the Corporation, or a reduction of the Employee's most recent highest incentive bonus potential under the Employee's incentive bonus arrangement, if any, in place as of the day immediately prior to the Change in Control, or any successor to such arrangement;

               (3) The failure by the Corporation to continue in effect the Corporation's supplemental retirement income plan as described in the Corporation's proxy statement relating to its 2000 annual meeting of shareholders and, in form substantially equivalent to the employee benefit plans, fringe benefits and perquisites, and other employee benefits described in the employee handbooks and manuals of the Corporation in effect immediately prior to the Change in Control, any employee benefit plan (including any medical, hospitalization, life insurance or disability benefit plan in which the Employee participates), or any material fringe benefit or perquisite enjoyed by the Employee immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Corporation to continue the Employee's participation therein, or any action by the Corporation which would directly or indirectly materially reduce participation therein or reward opportunities thereunder, or the failure by the Corporation to provide the Employee with the number of paid vacation days to which the Employee is entitled on the basis of years of service with the Corporation in accordance with the Corporation's normal vacation policy in effect immediately prior to the Change in Control; and

               (4) A demand by the Corporation that the Employee relocate to a location in excess of 35 miles from the location where the Employee is currently based, or in the event of any such relocation with the Employee's express written consent, the failure of the Corporation to pay (or reimburse the Employee for) all reasonable moving expenses incurred by the Employee relating to a change of principal residence in connection with such relocation and to indemnify the Employee against any loss in the sale of the Employee's principal residence in connection with any such change of residence, all to the effect that the Employee shall incur no loss on an after tax basis.

     The existence of Good Reason shall not be affected by the Employee's incapacity due to physical or mental illness. The Employee's continued employment shall not constitute a waiver of the Employee's rights with respect to any circumstance constituting Good Reason under this Agreement. The Employee's determination of Good Reason shall be conclusive and binding upon the Corporation and its Successors provided such determination has been made in good faith.

     Section 5.  Payments and Benefits.

          (A) Except for a termination of employment for a reason specified in subsections (A), (B), (C) or (D) of Section 3 hereof, the following payments and benefits, less any amounts required to be withheld therefrom under any applicable federal, state or local income tax, other tax, or social security laws or similar statutes, shall be paid to Employee (i) upon any termination of Employee's employment with the Corporation that occurs during the term of this Agreement and within the two-year period following a Change in Control or (ii) upon the Employee's termination of employment with the Corporation for "Good Reason," as defined in Section 4 of this Agreement, that occurs during the term of this Agreement and during the third year following a Change in Control:

               (1) Within thirty (30) days following such a termination, Employee shall be paid: (i) at his or her then-effective salary, for services performed through the date of termination, and (ii) any earned and unpaid amount of any bonus or incentive payment (for example, any bonus earned but not yet paid under the Corporation's executive bonus compensation plan with respect to the calendar year preceding the year in which the termination of employment occurs); and

               (2) Within thirty (30) days following such a termination, Employee shall be paid a lump sum payment of an amount equal to two (2) times Employee's "Base Amount." For purposes hereof, Base Amount is defined as Employee's average includable compensation paid by the Corporation for the five (5) most recent taxable years ending before the date on which the Change in Control occurs. The definition, interpretation and calculation of the dollar amount of Base Amount shall be in a manner consistent with and as required by the provisions of Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations and rulings of the Internal Revenue Service promulgated thereunder.

          (B)  Employee acknowledges that payment in accordance with this
     Section 5 shall be deemed to constitute a full settlement and discharge of any and all obligations of the Corporation or Meridian Mutual to Employee arising out of his or her employment with the Corporation and the termination thereof, except for any vested rights Employee may then have under any insurance, pension, supplemental pension, thrift, employee stock ownership, stock option plans or other benefit plans sponsored or made available by the Corporation or Meridian Mutual.

     Section 6. Legal Expenses. The Corporation is aware that upon the occurrence of a Change in Control the Board of Directors or a shareholder of the Corporation may then cause or attempt to cause the Corporation to refuse to comply with its obligations under this Agreement, or may cause or attempt to cause the Corporation to institute, or may institute, litigation seeking to have this Agreement declared unenforceable, or may take or attempt to take other action to deny
Employee the benefits intended under this Agreement. In these circumstances, the purpose of this Agreement could be frustrated. It is the intent of the Corporation that Employee not be required to incur the expenses associated with the enforcement of his or her rights under this Agreement by litigation or other legal action, nor be bound to negotiate any settlement of his or her rights hereunder, because the cost and expense of such legal action or settlement would substantially detract from the benefits intended to be extended to Employee hereunder. Accordingly, if following a Change in Control it should appear to Employee that the Corporation has failed to comply with any of its obligations under this Agreement or in the event that the Corporation or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation or other legal action designed to deny, diminish or to recover from Employee the benefits entitled to be provided to the Employee hereunder, and that Employee has complied with all of his or her obligations under this Agreement, the Corporation irrevocably authorizes Employee from time to time to retain counsel of his or her choice, at the expense of the Corporation as provided in this Section 6, to represent Employee in connection with the initiation or defense of any litigation or other legal action, whether such action is by or against the Corporation or any director, officer, shareholder, or other person affiliated with the Corporation, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Corporation and such counsel, the Corporation irrevocably consents to Employee entering into an attorney-client relationship with such counsel, and in that connection the Corporation and Employee agree that a confidential relationship shall exist between Employee and such counsel. The reasonable fees and expenses of counsel selected from time to time by Employee as hereinabove provided shall be paid or reimbursed to Employee by the Corporation on a regular, periodic basis upon presentation by Employee of a statement or statements prepared by such counsel in accordance with its customary practices, up to a maximum aggregate amount of Two Hundred Thousand Dollars ($200,000). Any legal expenses incurred by the Corporation by reason of any dispute between the parties as to enforceability of or the terms contained in this Agreement as provided by this Section 6, notwithstanding the outcome of any such dispute, shall be the sole responsibility of the Corporation, and the Corporation shall not take any action to seek reimbursement from Employee for such expenses. Notwithstanding any limitation contained in this
Section 6 to the contrary, Employee shall be entitled to payment or reimbursement of legal expenses in excess of Two Hundred Thousand Dollars ($200,000) if the expenses were incurred as a result of a dispute under this Agreement in which Employee obtains a final judgment in his or her favor from a court of competent jurisdiction or his or her claim is settled by the Corporation prior to the rendering of a judgment by such a court.

     Section 7. No Mitigation. Employee is not required to mitigate the amount of benefit payments to be made by the Corporation pursuant to this Agreement by seeking other employment or otherwise, nor shall the amount of any benefit payments provided for in this Agreement be reduced by any compensation earned by Employee as a result of employment by another employer or which might have been earned by Employee had Employee sought such employment, after the date of termination of his or her employment with the Corporation or otherwise.

     Section 8. Employee's Covenants. In order to induce the Corporation to enter into this Agreement, Employee hereby agrees to keep confidential and not improperly divulge for the benefit of any other party any of the Corporation's confidential information or business secrets including, but not limited to, confidential information and business secrets relating to such matters as the Corporation's finances, operations and customer lists. All of the Corporation's confidential information and business secrets shall be the sole and exclusive property of the Corporation.

     In the event of a breach or threatened breach by Employee of the provisions of this Section 8, the Corporation shall be entitled to an injunction restraining Employee from committing or continuing such breach. Nothing herein contained shall be construed as prohibiting the Corporation from pursuing any other remedies available to it for such breach or threatened breach including the recovery of damages from Employee. The covenants of this Section 8 shall run not only in favor of the Corporation and its successors and assigns, but also in favor of its subsidiaries and their respective successors and assigns and shall survive the termination of this Agreement.

     Section 9. Successors to Corporation. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, share exchange or otherwise) to all or substantially all of the business and/or assets of the Corporation, by agreement in form and substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would be entitled hereunder if he or she were to terminate his or her employment pursuant to Section 3 or
Section 4 hereof, except that for purposes of implementing the foregoing, the date on which succession becomes effective shall be deemed the date of termination of Employee's employment with the Corporation. As used in this Agreement, "Corporation" shall mean corporation as hereinbefore defined and any successor to the business or assets of it as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law.

     Section 10. Effect of Employee's Death. Should Employee die while any amounts are payable to him or her hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or if there be no such designee, to Employee's estate.

     Section 11. Notices. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Employee:   [EMPLOYEE NAME]
                  [STREET ADDRESS]
                  [CITY, STATE  ZIP CODE]

If to Corporation:  Meridian Insurance Group, Inc.
                    Attention:  Corporate Secretary
                    2955 North Meridian Street
                    Indianapolis, Indiana 46208

or to such other address as any party may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     Section 12. Governing Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana. The parties agree that all legal disputes regarding this Agreement will be resolved in Indianapolis, Indiana, and irrevocably consent to service of process in such City for such purpose.

     Section 13. Waivers. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and the Corporation. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not set forth expressly in this Agreement.

     Section 14. Partial Invalidity. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     Section 15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same Agreement.

     Section 16. Assignment. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder, except as provided in Section 9 and Section 10 above. Without limiting the foregoing, Employee's right to receive payments hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his or her Will or by the laws of descent and distribution as set forth in Section 9 hereof, and in the event of any attempted assignment or transfer contrary to this Section 16, the Corporation shall have no liability to pay any amount so attempted to be assigned or transferred.

     Any benefits payable under this Agreement shall be paid solely from the general assets of the Corporation. Neither Employee nor Employee's beneficiary shall have interest in any specific assets of the Corporation under the terms of this Agreement. This Agreement shall not be considered to create an escrow account, trust fund or other funding arrangement of any kind or a fiduciary relationship between Employee and the Corporation.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.

                              MERIDIAN INSURANCE GROUP, INC.
                              ("Corporation")


                              By:___________________________




                              EMPLOYEE:



                              ______________________________
                              [EMPLOYEE NAME]




Exhibit 10.48


P99-0123




                                AMENDMENT NO.8

The Personal Excess Liability Reinsurance Agreement of June 1, 1969, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY, VERNON FIRE AND CASUALTY INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY, all of Indianapolis, Indiana, and CITIZENS SECURITY MUTUAL INSURANCE COMPANY and CITIZENS FUND INSURANCE COMPANY, both of Red Wing, Minnesota, and INSURANCE COMPANY OF OHIO of Mansfield, Ohio, is hereby amended as follows:

I. As respects occurrences taking place on or after December 30, 1996, VERNON FIRE AND CASUALTY INSURANCE COMPANY is deleted as a named REINSURED hereunder.

II. In recognition of their corporate name changes, effective June 19, 1998:

     A. CITIZENS SECURITY MUTUAL INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY.

     B. CITIZENS FUND INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS FUND INSURANCE COMPANY.

III. In recognition of its corporate name change, effective July 22, 1998, MERIDIAN CITIZENS FUND INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS SECURITY INSURANCE COMPANY.

     Therefore, it is understood and agreed that effective July 22, 1998, the REINSURED hereunder shall be comprised of:

          MERIDIAN MUTUAL INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY both of Indianapolis, Indiana, MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY and MERIDIAN CITIZENS SECURITY INSURANCE COMPANY both of Red Wing, Minnesota and INSURANCE COMPANY OF OHIO of Mansfield, Ohio.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.



     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

     MERIDIAN MUTUAL INSURANCE
             COMPANY
     MERIDIAN SECURITY INSURANCE                   EMPLOYERS REINSURANCE
             COMPANY                                    CORPORATION



     ____________________________                  ___________________________
     Title:                                        Title:

     ____________________________                  ___________________________
     Title:                                        Title:

     Date:_______________________                  Date:______________________


     MERIDIAN CITIZENS MUTUAL
         INSURANCE COMPANY
     MERIDIAN CITIZENS SECURITY
         INSURANCE COMPANY                         INSURANCE COMPANY OF OHIO


     ____________________________                  ___________________________
     Title:                                        Title:

     ____________________________                  ___________________________
     Title:                                        Title:

     Date:_______________________                  Date:______________________


     VERNON FIRE AND CASUALTY
         INSURANCE COMPANY


     ____________________________
     Title:

     ____________________________
     Title:

     Date:_______________________



Exhibit 10.49

P99-0122

                               AMENDMENT NO. 10

     The Commercial and Personal Umbrella Reinsurance Agreement of June 1, 1986, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY, both of Indianapolis, Indiana, and CITIZENS SECURITY MUTUAL INSURANCE COMPANY and CITIZENS FUND INSURANCE COMPANY, both of Red Wing, Minnesota, and INSURANCE COMPANY OF OHIO of Mansfield, Ohio, is hereby amended as follows:

     I.    In recognition of their corporate name changes, effective June
     19, 1998:

          A. CITIZENS SECURITY MUTUAL INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY.

         B. CITIZENS FUND INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS FUND INSURANCE COMPANY.

     II. In recognition of its corporate name change, effective July 22, 1998, MERIDIAN CITIZENS FUND INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS SECURITY INSURANCE COMPANY.

     Therefore, it is understood and agreed that effective July 22, 1998, the REINSURED hereunder shall be comprised of:

               MERIDIAN MUTUAL INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY both of Indianapolis, Indiana, MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY and MERIDIAN CITIZENS SECURITY INSURANCE COMPANY both of Red Wing, Minnesota and INSURANCE COMPANY OF OHIO of Mansfield, Ohio.

     In all other respects not inconsistent herewith, said agreement shall remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

       MERIDIAN MUTUAL INSURANCE
              COMPANY
       MERIDIAN SECURITY INSURANCE                EMPLOYERS REINSURANCE
              COMPANY                                  CORPORATION

     _____________________________              __________________________
     Title:                                     Title:

     _____________________________              __________________________
     Title:                                     Title:

     Date:________________________              Date:_____________________


       MERIDIAN CITIZENS MUTUAL
          INSURANCE COMPANY
       MERIDIAN CITIZENS SECURITY                 INSURANCE COMPANY OF
          INSURANCE COMPANY                              OHIO


     _____________________________              __________________________
     Title:                                     Title:

     _____________________________              __________________________
     Title:                                     Title:

     Date:________________________              Date:_____________________



         VERNON FIRE AND CASUALTY
             INSURANCE COMPANY


     _____________________________
     Title:

     _____________________________
     Title:

     Date:________________________



POO-0050
                                AMENDMENT NO. 11

     The Commercial and Personal Umbrella Reinsurance Agreement of June 1, 1986, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY both of Indianapolis, Indiana, MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY and MERIDIAN CITIZENS SECURITY INSURANCE COMPANY both of Red Wing, Minnesota and INSURANCE COMPANY OF OHIO of Mansfield, Ohio, is hereby amended as follows:

     As respects net reinsurance premium derived from policies issued by the REINSURED on and after January 1, 2000, the ceding commission set forth in Article VII, Reinsurance Premiums, is hereby increased from 30% to 32.5%.

     In all other respects not inconsistent herewith, said agreement shall remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

     MERIDIAN MUTUAL INSURANCE
             COMPANY
     MERIDIAN SECURITY INSURANCE                EMPLOYERS REINSURANCE
             COMPANY                                 CORPORATION


     _____________________________              __________________________
     Title:                                     Title:

     _____________________________              __________________________
     Title:                                     Title:

     Date:________________________              Date:_____________________


    MERIDIAN CITIZENS MUTUAL
       INSURANCE COMPANY
    MERIDIAN CITIZENS SECURITY
       INSURANCE COMPANY                       INSURANCE COMPANY OF OHIO


     _____________________________              __________________________
     Title:                                     Title:

     _____________________________              __________________________
     Title:                                     Title:

     Date:________________________              Date:_____________________


     Effective: 6/l/86                                    Page 1 of 1 Page
     POO-0050
     DLR: 02/1 1/00



Exhibit 10.50

P00-0049

                                AMENDMENT NO.2

     The Basket Reinsurance Agreement of January 1, 1997, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY both of Indianapolis, Indiana, MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY and MERIDIAN CITIZENS SECURITY INSURANCE COMPANY both of Red Wing, Minnesota and INSURANCE COMPANY OF OHIO of Mansfield, Ohio, is hereby amended as follows:

     As respects occurrences taking place on or after January 1, 2000, Article II, Retention and Reinsurance, as amended by Amendment No. 1, is deleted and the following is substituted therefor:

ARTICLE II

       RETENTION AND REINSURANCE. As respects such loss sustained and retained by the REINSURED as a result of each common occurrence, the REINSURED shall retain as its own net retention under this agreement the first $400,000 of such loss and the CORPORATION hereby agrees to indemnify the REINSURED against 100% of loss excess thereof, subject to a reinsurance limit of $300,000 each occurrence; provided, however, that as respects each such common occurrence, only loss pertaining to a single property risk shall be covered hereunder and in the event such common occurrence results in loss to two or more property risks, the REINSURED shall elect the property risk to be covered hereunder.

     In all other respects not inconsistent herewith, said agreement shall remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.


       MERIDIAN MUTUAL INSURANCE
              COMPANY
       MERIDIAN SECURITY INSURANCE                EMPLOYERS REINSURANCE
              COMPANY                                  CORPORATION

     _____________________________              __________________________
     Title:                                     Title:

     _____________________________              __________________________
     Title:                                     Title:

     Date:________________________              Date:_____________________


       MERIDIAN CITIZENS MUTUAL
          INSURANCE COMPANY
       MERIDIAN CITIZENS SECURITY                 INSURANCE COMPANY OF
          INSURANCE COMPANY                              OHIO


     _____________________________              __________________________
     Title:                                     Title:

     _____________________________              __________________________
     Title:                                     Title:

     Date:________________________              Date:_____________________


Effective: 1/l/97
POO-0049
DLR: 02/11/00



Exhibit 10.51

P00-0051

                                AMENDMENT NO.5

     The Property Per Risk Excess of Loss Reinsurance Agreement of January 1, 1992, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY both of Indianapolis, Indiana, MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY and MERIDIAN CITIZENS SECURITY INSURANCE COMPANY both of Red Wing, Minnesota and INSURANCE COMPANY OF OHIO of Mansfield, Ohio, is hereby amended as follows:

     I. As respects occurrences taking place on or after January 1, 2000, Layer 1 of the Table set out in Article III, as amended, is hereby deleted and the following is substituted therefor:

                               Layer I
               Retention                      Reinsurance

        $300,000 each risk involved in     $1,200,000 each risk involved in
        each occurrence.                   each occurrence excess $300,000,
                                           subject to a limit of $3,000,000 all
                                           risks involved in each occurrence.

     II. As respects the calendar year 2000, and each calendar year thereafter, Article VIII is hereby deleted and the following is substituted therefor:

                                ARTICLE VIII

        REINSURANCE PREMIUM AND RATE. The REINSURED shall pay a reinsurance premium determined by the application of the reinsurance premium rate hereinafter specified with respect to each Layer to the net premium income derived by the REINSURED from the underlying insurance to which this agreement applies.

                                       Reinsurance
                       Layer           Premium Rate
                         1               4.5%
                         2               0.5%

        The term "net premium income" shall mean premiums earned by the REINSURED, less premiums paid by the REINSURED for facultative reinsurance which inures to the benefit of this agreement, on or after the effective date and prior to the termination date of this agreement.

        As respects multiple peril underlying insurance written with indivisible premium, 90% of the net premium income derived from underlying homeowners multiple peril policies and 70% of the net premium income derived from underlying businessowners multiple peril policies shall be allocated to the perils to which this agreement applies.


     In all other respects not inconsistent herewith, said agreement shall remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

       MERIDIAN MUTUAL INSURANCE
              COMPANY
       MERIDIAN SECURITY INSURANCE                EMPLOYERS REINSURANCE
              COMPANY                                  CORPORATION

     _____________________________              __________________________
     Title:                                     Title:

     _____________________________              __________________________
     Title:                                     Title:

     Date:________________________              Date:_____________________


       MERIDIAN CITIZENS MUTUAL
          INSURANCE COMPANY
       MERIDIAN CITIZENS SECURITY                 INSURANCE COMPANY OF
          INSURANCE COMPANY                              OHIO


     _____________________________              __________________________
     Title:                                     Title:

     _____________________________              __________________________
     Title:                                     Title:

     Date:________________________              Date:_____________________



Effective: 1/l/92
POO-0051
DLR: 02/11/00




Exhibit 10.52

                Property Excess of Loss Reinsurance Binding Agreement

                                    Between

                           Meridian Insurance Company
                       Meridian Security Insurance Company
                   Meridian Citizen's Mutual Insurance Company
                  Meridian Citizen's Security Insurance Company
                              Indianapolis, Indiana
             (Hereinafter collectively referred to as the "Company")

                                      and
                           NAC Reinsurance Corporation
                               New York, New York
                (Hereinafter referred to as the "Reinsurer")



                                   ARTICLE 1

PARTIES TO THE AGREEMENT

This Agreement is solely between the Company and the Reinsurer. When more than one Company is named as a party to this Agreement, the first Company named shall be the agent of the other companies as to all matters pertaining to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. In no instance shall any insured of the Company, and claimant against an insured of the Company, or any other third party have any rights under this Agreement.

The rights and obligations of the parties to this Agreement shall not be affected by the termination of this Agreement and all necessary transactions relating to this Agreement will continue in accordance with the terms and conditions stipulated herein until all obligations of either party to the other are fully concluded.

                                  ARTICLE 2

TERM AND CANCELLATION

Anything contained herein to the contrary notwithstanding, coverage is continuous for all new and renewal policies attaching from 12:01 A.M. Central Daylight Time, January 15, 2000 until 12:01 A.M. Central Time, May 31, 2001. In the event this Agreement is terminated by either party, the Reinsurer shall be liable for all original policies or portions thereof in force as of the date of termination up to the natural expiration or prior termination date of said policies, plus odd time, but not to exceed eighteen (18) months in total.

                                  ARTICLE 3
BUSINESS COVERED

By this Agreement and subject to the terms and conditions herein contained, the Reinsurer agrees to indemnify the Company in respect to the net excess liability stipulated in this Agreement which may accrue to the Company as a result of each loss occurrence during the term of this Agreement under any and all written binders, policies, or contracts of farm insurance issued by the Company and classified by the Company as Farm Business . Binding authority for risks ceded hereunder is granted to the Company subject to all terms and conditions herein. Any changes to the terms and conditions of this Agreement must be made by endorsement to the Agreement and countersigned by a duly authorized representative of the Reinsurer.

                                  ARTICLE 4
PERILS COVERED

The policies ceded to this Agreement are reinsured for All Risks of physical loss including Earthquake, excluding Flood, covering Property Damage and Time Element in accordance with the terms of the Company's policy and this Agreement, for single amount subject risks individually ceded to the Agreement and excluding livestock mortality coverage. All Risks including Flood and Earthquake coverage is provided for those risks classified as Inland Marine.

Risks located in ISO Earthquake Zones 1 and 2 are excluded for the peril of Earthquake.

                                  ARTICLE 5
TERRITORY

This agreement shall apply to policies covering risks located in Illinois, Indiana, Kentucky, Michigan, Minnesota, Ohio, Pennsylvania, Wisconsin, Tennessee, Iowa, South Dakota, North Dakota, Missouri, Minnesota, Virginia, and Maryland in accordance with the Company's regulatory filing. The Company shall notify the Reinsurer in advance of any regulatory filing to insure risks in additional states, and subject to the Reinsurer's approval, the territory clause of this Agreement will be amended.

                                  ARTICLE 6
LIMIT OF LIABILITY OF THE REINSURER

Reinsurance limits shall be subject to a maximum limit of Five Million Dollars ($5,000,000) any one risk.

These reinsurance limits are subject to a Ten Million Dollars ($10,000,000) limitation in any one occurrence.

                                 ARTICLE 7
BINDING AUTHORITY

Authority to bind the Reinsurer is granted to all Company underwriters above the Level Two underwriting designations. Specific authority is granted to Jenny Pagano and John Newman for an additional ten percent (10%) over line of the limit for Total Insurable Value and for Reinsurer's maximum limit.

                                  ARTICLE 8
TOTAL INSURED VALUE LIMITATION

Total Insured Value for any one risk ceded to the Agreement shall not exceed Five Million Dollars ($5,000,000). Reinsurance rates for this Agreement are designed to reinsure excess of the Company's net and treaty retention up to One Hundred Percent (100%) of the total risk values. Risks that require additional limits should be submitted to the Reinsurer for Special Acceptance or for individual risk certificate coverage.

The Agreement includes only those accounts insured One Hundred Percent (100%) by the Company. Any policy which otherwise satisfies the terms and conditions of this Agreement must be cleared with the Reinsurer prior to binding if the Company participates jointly with any other insurer.

                                  ARTICLE 9

RATES

Reinsurance Premium for this Agreement shall be based upon the Company's retention and calculated in accordance with the schedule of Reinsurance rates below which shall be applied to the Company's One Hundred Percent (100%) Gross Original Premium of the Policy as follows:


          Layer                         Rate

     $4,500,000 xs $500,000             8.5%

     $4,375,000 xs $625,000             6.5%

     $4,250,000 xs $750,000             5.0%

                                  ARTICLE 10

RIGHT OF REJECTION

The Reinsurer may reject any individual cession and shall so notify the Company in writing of its declination within fifteen (15) working days of receipt of the bordereau. The Company shall replace the reinsurance promptly, but within a period not to exceed thirty (30) days after receipt by the Company of the notice of declination from the Reinsurer.


                                  ARTICLE 11

REPORTING AND PAYMENT PROCEDURES

Risk Summary Sheets for each risk and a monthly bordereau of all risks ceded shall be submitted to the Reinsurer within (twenty) 20 working days after the last day of each month. Any premium amounts due the Reinsurer shall be paid with the bordereau.

Risk Summary Sheets for each insured shall include the following information:

             1.      Total Insured Values
             2.      Construction
             3.      Protection Class
             4.      100% of Company's Gross Premium for
                     the Risk
             5.      Net Reinsurance Rate
             6.      Net Reinsurance Premium


Bordereau for all risks ceded during the preceding month shall list the following information:

             1.      Named Insured
             2.      Reinsurance Premium
             3.      Reinsurance Period
             4.      Policy Number

                                  ARTICLE 12

LOSS NOTIFICATION, NET LOSS, LOSS ADJUSTMENT EXPENSES AND RECOVERIES

Loss Notification

The Company shall give prompt written notice to the Reinsurer of any claim or loss which, in the sound judgment of the Company, may result in a net loss to the Reinsurer.

While the Reinsurer does not have the duty to investigate or defend claims or suits, it shall nevertheless have the right and the opportunity, with the full cooperation of the Company, to associate with the Company at its own expense in the defense of any claim, suit or proceeding which involves or is likely to involve this Agreement.

All loss settlements, provided they are within the terms and conditions of the Company's policy and this Agreement, shall be binding upon the Reinsurer. Upon receipt of satisfactory proof of loss payment, the Reinsurer shall promptly pay the Company for amounts due under this Agreement.

Net Loss

The term "Net Loss" as used herein shall be understood to mean the sum actually paid or to be paid by the Company in settlement of losses reinsured hereunder for which it is liable after making deductions for all other inuring reinsurance, whether collectible or not, and all salvages and other recoveries, including subrogation recoveries; provided however, that in the event of insolvency of the Company, "Net Loss" shall be determined in accordance with the provisions of the Article entitled Insolvency of
this Agreement.   Net Loss shall not include loss adjustment expenses.

It is agreed that the existence of underlying reinsurance, if any, shall be entirely disregarded in determining the Company's net loss.

Nothing in this Article shall imply that losses are not recoverable under this Agreement until the Company's Net Loss has been finally ascertained. Loss Adjustment Expenses

The term "Loss Adjustment Expenses" shall mean expenses of the Company, including court costs, prejudgment interest and post-judgment interest, incurred in the investigation, adjustment and defense of claims under the terms of policies subject to this Agreement, which expenses are allocable to a specific net loss, but shall not include administrative and office expenses and salaries and expenses of employees and officials of the Company.

The Reinsurer shall indemnify the Company for the Reinsurer's proportionate share of Loss Adjustment Expenses, which shall be in addition to its Limit of Liability. In the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of a judgment, resulting in an ultimate savings to the Reinsurer, or a judgment is reversed outright, the expenses incurred in securing such reduction or reversal shall be prorated between the Company and the Reinsurer in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment shall be prorated in proportion to each party's interest in such original verdict or judgment.

Recoveries

The Reinsurer shall be subrogated, as respects to any loss for which the Reinsurer shall actually pay or become liable to pay, to all the rights of the Company against any person or other entity who may be legally responsible in damages for said loss. The Company hereby agrees to enforce such rights, but in case the Company shall refuse or neglect to do so the Reinsurer is hereby authorized and empowered to enforce such rights.

Any recoveries, salvages or reimbursements applying to risks covered under this Agreement shall always be used to reimburse the excess reinsurer, according to their participation, before being used in any way to reimburse the Company for its primary loss.

All salvages, recoveries, or reimbursements received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments shall be made by the parties hereto.

                                  ARTICLE 14

AUDITS

The Company shall place at the disposal of the Reinsurer and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the term of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder and all claims made in connection therewith.

                                  ARTICLE 15
OFFSET

The Company and the Reinsurer may offset any balance or amount due from one party to the other under this Agreement or any other reinsurance agreement of any kind heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company. If the Company (including all affiliates and/or subsidiaries, whether or not covered by this Agreement) is comprised of more than one entity all such entities will be considered the Company for purposes of offset. In the event of insolvency of either the Company or the Reinsurer, offset shall be permitted in accordance with the terms of this Article and as otherwise permitted by law.

                                  ARTICLE 16

INSOLVENCY

In the event of the insolvency of the Company and the appointment of a liquidator or receiver, reinsurance due under this Agreement shall be payable, with reasonable provision for verification, on the basis of the liability of the Company resulting from claims allowed against the Company in the liquidation proceeding without diminution because such liquidator or receiver has failed to pay all or a portion of any claims.

Payments by the Reinsurer as set forth above shall be made directly and exclusively to the Company or to its liquidator or receiver, except as provided by subsection (a) of section 4118 of New York Insurance Law and except (a) where this Agreement specifies another payee in the event of the insolvency, and (b) the Reinsurer, with the consent of the direct insureds, has assumed such policy obligations of the Company as direct obligations to the payees under such policies in substitution for the obligations of the Company to such payees.

In the event of the insolvency of the Company, the liquidator or receiver shall give written notice of the pendency of a claim against the Company under policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer has the right but not the duty to investigate said claim and interpose in the proceeding where the claim is to be adjudicated, at its own expense, any defense that it may deem available to the Company, or its liquidator or receiver. The expense thus incurred by the Reinsurer will be chargeable against the Company, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.


                                  ARTICLE 17

TAXES

The Company shall be liable for paying all taxes, other than income or profit taxes, levied on the Reinsurer for business reinsured under this Agreement. If the Reinsurer is obligated to pay taxes other than income or profit taxes for business reinsured under this Agreement the Company shall reimburse the Reinsurer, provided that the Company shall not be required to pay the same tax twice.

                                 EXCLUSIONS

1. Grain Risks - including feed mixing, grain elevators and grain terminals;
2. Petro Chemical Risks and High Hazard Chemical - including manufacturing and storage. High Hazard chemical business is defined as chemical exposures consisting of acids, coal chemicals, industrial gases, petrochemical (including, but not limited to, polypropylene, polyethylene phenols and polymers) petroleum and synthetic fuel refining, chlorine, methane, caustic soda, electrolytic and electro thermal chemical manufacturing, ammonia, urea and nitrogen compounds (including nitric acid). In general, any chemical with over 250 psig would be classified hereunder as high hazard.
3.   Damage to Growing Crops or Standing Timber;
4.   Satellites, Aerospace, and Aviation;
5.   Boiler and Machinery when written as such;
6. Transmission and Distribution Lines except coverage provided within 1,000 feet of insured's building;
7.   Underground Mines, Tunnels, and Storage Facilities;
8.   Wind and/or Solar Powered Electrical Generation Facilities;
9.   Railroad Rolling Stock;
10.  Builders Risks Contracts written for a term in excess of 36 months;
11.  Jewelers' and Furriers' Block;
12.  Auto Physical Damage and Dealer's Open Lot;
13.  Ocean Marine;
14.  Covered Stadiums and Domes;
15.  Flood and Earthquake when written as such;
16.  Animal Mortality;
17.  Strike Insurance;
18.  Offshore Drilling Rigs, Pipeline Risks and Property belonging thereto;
19.  Fidelity and Surety;
20. Losses arising out of seepage and/or pollution as per the COMPANY's standard pollution and seepage exclusion. However, this exclusion will not apply when the COMPANY includes its standard pollution exclusion on a policy and the judicial entity having legal jurisdiction invalidates the COMPANY's exclusion thereby obligating the COMPANY for liability arising out of seepage and/or pollution when such liability was intended to be excluded from coverage;
21.  Insolvency Funds and Financial Guaranty Funds;
22.  Retroactive Liability including IBNR and known losses;
23.  Extra Contractual Obligations and Loss in Excess of Policy Limits;
24. United States Longshoremen and Harbor Workers Compensation Act and Jones Act business;
25.  War Risks as per the North American War Exclusion Clause
  (Reinsurance), BRMA Clause Number 56A;
26. Business included in the Nuclear Incident Exclusion Clause attached hereto (BRMAClause No. 35B);
27.  Assumed Reinsurance except for reinsurance assumed from subsidiaries;
28.  Business Produced By Managing General Agents;
29. The COMPANY'S liability as a member, subscriber or REINSURER of any pool, syndicate, or association including, but not limited to, Fair Plans and Coastal Pools;
30. Losses arising out of asbestos as per the COMPANY's standard asbestos exclusion. However, this exclusion will not apply when the COMPANY includes its standard asbestos exclusion on a policy, or when the COMPANY includes its standard asbestos exclusion on a policy and the judicial entity having legal jurisdiction invalidates the COMPANY's exclusion thereby obligating the COMPANY for liability arising out of asbestos such liability was intended to be excluded from coverage.

The exclusions enumerated above, with the exception of 21, 22, 23, 24, 25, 26, 27, 28, and 29, will not apply when they are merely incidental to the main operations of the insured, provided such main operations are covered by the Company and are not themselves excluded from the scope of this Agreement. The company shall be sole judge of what is "incidental."

Errors and Omissions on the part of the Company, shall not invalidate the reinsurance under this Agreement, provided such errors and omissions are corrected promptly after discovery thereof, but the liability of the Reinsurer under this Agreement or any exhibits or endorsements attached thereto shall in no event exceed the limits specified herein.

Risks which are specifically excluded by the Agreement may be individually submitted hereunder, and, if accepted by the Reinsurer, such business shall then be covered under the terms of this Agreement, except as such terms shall be modified by such acceptance.


                        EARTHQUAKE EXCLUSIONS
ILLINOIS                           North Dakota
     Alexander                          None
     Massac                        OHIO
     Pulaski                            None
     Union                              Pennsylvania
INDIANA                                 None
     None                          South Dakota
IOWA                                    none
     None                          Tennessee
Kentucky                                Crockett
     Ballard                            Dyer
     Carlisle                           Haywood
     Fulton                             Lake
     Graves                             Lauderdale
     Hickman                            Obion
     McCracken                          Shelby
Michigan                                Tipton
     None                          Wisconsin
Minnesota                               None
     None
Missouri
     Bollinger
     Butler
     Cape Girardeau
     Dunkin
     Mississippi
     New Madrid
     Pemiscot
     Scott
     Stoddard



             NORTH AMERICAN WAR EXCLUSION CLAUSE (REINSURANCE)

As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union and the District of Columbia and including Bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.



NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE U.S.A.

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

   I. Nuclear reactor power plants including all auxiliary property on the site, or

   II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

   III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

   IV Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.


3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

   (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph

   (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of paragraphs (1), (2) and
   (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7. Reassured to be sole judge of what constitutes:

   (a)    substantial quantities, and

   (b)    the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

   (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

   (b)with respect to any risk located in Canada policies issued by the Company on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

                        DEFINITION OF LOCATION


The Company shall be the sole judge of what constitutes a single location provided that:

1. One location shall always be determined from the standpoint of the peril of fire, whether or not the fire insurance is written by the Company;

2. A non-fire resistive building and its contents shall never be considered as constituting more than one location, nor shall time element coverage's be considered a separate location apart from the building and its contents.

3. When two or more buildings and personal property are situated at the same general location, with no single building located farther than 1 00 yards from the nearest other building, the Company shall identify on its records at the time of acceptance by the Company those two or more original buildings which are deemed to constitute a single location. If such identification is not made, each building and its contents shall be considered to be a separate location.

4. The term building shall mean each structure which is within the local fire insurance rating organization's definition of a separate building or fire division for rate making purposes. With respect to those structures not within such definition(s), the term "building" shall mean each separately roofed structure enclosed within exterior walls.




                        LOSS OCCURRENCE DEFINITION


The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disaster, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

     (i) As regards windstorms, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

     (ii) As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

     (iii) As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "Loss Occurrence."

     (iv) As regards to "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence." For all "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for those "Loss Occurrences" referred to in subparagraphs
          (i) and (ii) above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

No individual losses occasioned by an event that would be covered by 72 hours Clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.





Accepted By:


          _________________________________       __________________
          Carl W. Buedel                          Date




          _________________________________       __________________
          Barbara Ann Kenyon                      August 1, 2000
          Assistant Vice President
          NAC Reinsurance Corporation



Exhibit 10.53

                       MERIDIAN MUTUAL INSURANCE GROUP, INC.

                            INSURANCE COMPANY OF OHIO
                                  Mansfield, Ohio
                   MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY
                               Red Wing, Minnesota
                  MERIDIAN CITIZENS SECURITY INSURANCE COMPANY
                               Red Wing, Minnesota
                       MERIDIAN MUTUAL INSURANCE COMPANY
                              Indianapolis, Indiana
                      MERIDIAN SECURITY INSURANCE COMPANY
                              Indianapolis, Indiana



                      PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE PROGRAM


                   CONSISTING OF THE FOLLOWING EXCESS LAYERS

              FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE
                               CONTRACT NO.  30074

              SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE
                               CONTRACT NO.  30075

              THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE
                               CONTRACT NO.  30076

              THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE
                               CONTRACT NO.  30077

                      MERIDIAN MUTUAL INSURANCE GROUP, INC.

                            INSURANCE COMPANY OF OHIO
                   MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY
                  MERIDIAN CITIZENS SECURITY INSURANCE COMPANY
                        MERIDIAN MUTUAL INSURANCE COMPANY
                       MERIDIAN SECURITY INSURANCE COMPANY


                        CATASTROPHE REINSURANCE CONTRACT


                                TABLE OF CONTENTS



ARTICLE NO.         TITLE                                   PAGE

ARTICLE I           BUSINESS COVERED                           1

ARTICLE II          EXCLUSIONS                               2-3

ARTICLE III         TERM                                       3

ARTICLE IV          TERRITORY                                  4

ARTICLE V           AMOUNT OF LIMIT AND RETENTION              4

ARTICLE VI          ULTIMATE NET LOSS                        4-5

ARTICLE VII         NET RETAINED LINES                         5

ARTICLE VIII        NET RETENTION REQUIREMENT                  6

ARTICLE IX          DEFINITION OF LOSS OCCURRENCE            6-7

ARTICLE X           NOTICE OF LOSS AND LOSS SETTLEMENT       7-8

ARTICLE XI          PREMIUM                                    8

ARTICLE XII         REINSTATEMENT                            8-9

ARTICLE XIII        CURRENCY                                   9

ARTICLE XIV         OFFSET                                     9

ARTICLE XV          ACCESS TO RECORDS                          9

ARTICLE XVI         ERRORS AND OMISSIONS                      10

ARTICLE XVII        TAXES                                     10

ARTICLE XVIII       FEDERAL EXCISE TAX                        10

ARTICLE XIX         LETTERS OF CREDIT                      11-12

ARTICLE XX          INSOLVENCY                                13

ARTICLE XXI         ARBITRATION                               14

ARTICLE XXII        SERVICE OF SUIT                           15

ARTICLE XXIII       GOVERNING LAW                             16

ARTICLE XXIV        CONFIDENTIALITY                           16

ARTICLE XXV         SEVERABILITY                              16



                      PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT

                  (hereinafter referred to as the "Contract")

                                    between

                     MERIDIAN MUTUAL INSURANCE GROUP, INC.

                           INSURANCE COMPANY OF OHIO
                                 Mansfield, Ohio
                  MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY
                              Red Wing, Minnesota
                 MERIDIAN CITIZENS SECURITY INSURANCE COMPANY
                              Red Wing, Minnesota
                        MERIDIAN MUTUAL INSURANCE COMPANY
                            Indianapolis, Indiana
                       MERIDIAN SECURITY INSURANCE COMPANY
                            Indianapolis, Indiana

            (hereinafter collectively referred to as the "Company")

                                      and

                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
                                Columbus, Ohio

                  (hereinafter referred to as the "Reinsurer")


                                   ARTICLE I

BUSINESS COVERED

          The Reinsurer shall indemnify the Company for the net excess liability as hereinafter provided and specified, which may accrue to the Company as a result of any loss or losses which may occur during the currency of this Contract under any and all Policies, contracts, binders and other evidence of insurance and reinsurance, oral or written (hereinafter referred to as "Policies") heretofore or hereafter issued or entered into by or on behalf of the Company and classified by the Company as Fire, Allied Lines, Homeowners (property coverages), Farmowners (property coverages), Commercial Multiple Peril Policies (property coverages), Ocean Marine, Inland Marine, Businessowners (property coverages), Mobile Homeowners, Earthquake when written as an endorsement, and Automobile Physical Damage.

                                  ARTICLE II

EXCLUSIONS

          The following shall be excluded from the scope of this
          Contract:

          1.   Business written and classified by the Company as:

               a)   Aviation Insurance;
               b) Casualty Insurance (i.e. Accident, Health, Third Party Liability, Workers Compensation and Employers Liability, Fidelity, Plate Glass and Burglary and Theft when written as such);
               c)   Credit Insurance;
               d)   Financial Guarantee Insurance;
               e)   Insolvency Insurance;
               f)   Life Insurance;
               g)   Mortgage Impairment Insurance;
               h)   Title Insurance;
               i)   Surety;
               j)   Flood Insurance when written as such;
               k)   Earthquake Insurance when written as such;
               l)   Difference in Conditions Insurance;
               m)   Ocean Marine Insurance, except yachts;
               n)   Boiler and Machinery;
               o) Multiple Peril Policies other than the Property coverages as included in the Business Covered Section, hereof;
               p)   Reinsurance, except so-called agency
                    reinsurance and except
                    reinsurance of an individual risk or policy.

          2.   Wind and Hail on growing and standing crops.

          3. Manufacture, processing, storage, filling or breaking down of explosives.

          4. Oil and petrochemical refineries and pipelines and oil or gas drilling rigs.

          5. Excess of Loss insurance or reinsurance where the deductible exceeds $100,000.

          6. Bridges and Tunnels where the Total Insured Value over all interests exceeds
               $300,000,000.
          7. Loss/or Damage/or Costs/or Expenses arising from seepage and/or Pollution and/or Contamination, other than Contamination from Smoke Damage. Nevertheless, this exclusion does not preclude payment of the cost of removal of debris of property damaged by a loss otherwise covered hereunder, but subject always to a limit of 25% of the Company's property loss under the original Policy.

          8. Loss in respect of overhead transmission and distribution lines and their supporting structure other than those on or within 150 meters (or 500 feet) of the insured premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' Policy.

          9.   Insolvency Funds as per the "Insolvency Funds
               Exclusion Clause" attached hereto.

          10.  War Risks as per the "North American War Exclusion
               Clause (Reinsurance)" attached hereto.

          11. Pools, Associations and Syndicates as per the "Pools, Associations and Syndicates Exclusion
               Clause" attached hereto.

          12.  Nuclear Incident as per the "Nuclear Incident
               Exclusion Clause - Physical Damage - Reinsurance -
               U.S.A." attached hereto.

          13.  Nuclear Incident as per the "Nuclear Incident
               Exclusion Clause - Physical Damage - Reinsurance -
               Canada" attached hereto.


                                 ARTICLE III

TERM

          The term of this Contract shall be from 12:01 a.m., Eastern Time, January 1, 2001, to 12:01 a.m., Eastern
          Time, January 1, 2002.

          Should this Contract terminate while a Loss Occurrence is in progress, the entire Loss arising out of the Loss Occurrence shall be subject to this Contract. This contract is cancelable by either party giving not less than 90 days prior notice or on a mutually agreed upon date. If this contract is canceled before the termination date, final contract premium will be calculated for the expired term at pro rata premium.
          ARTICLE IV

TERRITORY

          This Contract shall cover wherever the Company's Policies cover.


                                  ARTICLE V

AMOUNT OF LIMIT AND RETENTION

          The Reinsurer shall be liable for the amount of Ultimate Net Loss in excess of the "Company's Retention" for each excess layer stated in Item 1 of Exhibit A, each Loss Occurrence. The limit of liability of the Reinsurer under each excess layer in respect of any one Loss Occurrence shall not exceed one hundred percent (100%) of the "each Loss Occurrence limit" stated in Item 2 of Exhibit A for such excess layer.

          The limit of liability of the Reinsurer under each excess layer in respect of all Loss Occurrences during the term of this Contract shall not exceed one hundred percent (100%) of the "all Loss Occurrences limit" stated in Item 3 of Exhibit A for such excess layer.

          The amount of coverage is subject to at least two risks being involved in the same Loss Occurrence.


                                  ARTICLE VI

ULTIMATE NET LOSS

          The term "Ultimate Net Loss" shall mean the amount that the Company pays, such loss to include all expenses incurred by the Company in connection with the settlement of losses or resistance to or negotiations concerning a loss, including salaries and expenses of employees of the Company while diverted from their normal duties to the service of field adjustment but shall not include any office expenses of the Company. "Ultimate Net Loss" shall also include loss in excess of policy limits and extra contractual obligations as hereinafer defined.

          "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action. A loss in excess of policy limits shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. However, for purposes of this Contract, a loss in excess of policy limits arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence.

          "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. However, for purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence.

          Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

          All salvages and recoveries and payments (net of the cost of obtaining any salvage, recovery or payment), whether recovered or received prior or subsequent to loss settlement under this Contract, including amounts recoverable under all Reinsurances whether collected or not, shall be applied as if recovered or received prior to the aforesaid settlement and shall be deducted from the actual loss incurred to arrive at the amount of Ultimate Net Loss. Nothing in this Article shall be construed to mean losses are not recoverable until the Ultimate Net Loss to the Company has been ascertained.


                                ARTICLE VII

NET RETAINED LINES

          This Contract applies to only that portion of any Policy which the Company retains net for its own account and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any Policy which the Company retains net for its own account shall be included.


                                ARTICLE VIII

NET RETENTION REQUIREMENT

          It is a condition of this Contract that in respect of each Loss Occurrence for which a claim is made, the Company will retain net for its own account and unreinsured in any way at least five percent (5%) of the amount of Ultimate Net Loss sustained by the Company in excess of the retentions in Item 1 of Exhibit A, each and every Loss Occurrence.

                                 ARTICLE IX

DEFINITION OF LOSS OCCURRENCE

          The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one Loss Occurrence shall be limited to all individual losses sustained by the Company occurring during any period of one hundred sixty-eight (168) consecutive hours arising out of and directly occasioned by the same event except that the term Loss Occurrence shall be further defined as follows:

               A. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of seventy-two (72) consecutive hours arising out of and directly occasioned by the same event.
                    However, the event need not be limited to one state or province or states or provinces contiguous thereto.

               B. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of seventy-two (72) consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of seventy-two (72) consecutive hours may be extended in respect of individual losses which occur beyond such seventy-two (72) consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforesaid period.

               C. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of one hundred and sixty-eight (168) consecutive hours may be included in the Company's Loss Occurrence.

               D. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's Loss Occurrence.

          For all "Loss Occurrences" except as referred to under sub-paragraph B, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident, or loss and provided that only one such period of one hundred and sixty-eight (168) consecutive hours shall apply with respect to one event, except for those Loss Occurrences referred to in sub-paragraph A above, where only one such period of seventy-two (72) consecutive hours shall apply with respect to one event, regardless of the duration of the event.

          As respect those Loss Occurrences referred to in sub-paragraph B above, if the disaster, accident or loss occasioned by the event is of greater duration than seventy-two (72) consecutive hours, then the Company may divide that disaster, accident or loss into two or more Loss Occurrences provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

          No individual losses occasioned by an event that would be covered by seventy-two (72) hours clauses may be included in any Loss Occurrence claimed under the one hundred and sixty-eight (168) hours provision.


                                ARTICLE X

NOTICE OF LOSS AND LOSS SETTLEMENT

          The Company shall adjust, settle, or compromise all claims and losses hereunder.

          All loss settlements by the Company which comply with the terms hereof shall be unconditionally binding upon the Reinsurer.

          The Company shall advise the Reinsurer promptly of all claims and any subsequent developments pertaining thereto, which may, in the Company's opinion, develop into losses involving reinsurance hereunder. Inadvertent omission or oversight in dispatching such advices shall in no way affect the liability of the Reinsurer under this Contract provided the Company informs the Reinsurer of such omission or oversight promptly upon its discovery.

          The Reinsurer shall tender all loss payments as soon as practicable after receipt of any proof of loss.


                                ARTICLE XI

PREMIUM

          The premium to be paid to the Reinsurer for each layer of Property Catastrophe Excess reinsurance provided by this Contract shall be calculated by applying the corresponding premium rate stated in Item 6 of Exhibit A to the Gross Net Written Premium income accounted for by the Company during the term of this Contract on all business the subject matter hereof.

          "Gross Net Written Premium Income" is defined as gross written premiums less return premiums and less premiums paid for reinsurances, recoveries under which inure to the benefit of this Contract.

          For each layer of catastrophe excess of loss reinsurance provided by this Contract the Company shall pay to the Reinsurer the corresponding deposit premium stated in
          Item 4 of Exhibit A, in quarterly installments of the amount stated in Item 5 of Exhibit A due January 1, April 1, July 1, and October 1, 2001.

          Within ninety (90) days following the expiration of this Contract, the Company shall render to the Reinsurer a statement of premium due for each excess layer calculated in accordance with the first paragraph of this article. An adjustment of premium shall thereupon be made in accordance with the statement submitted by the Company, subject to the corresponding minimum premium stated in
          Item 7 of Exhibit A being due the Reinsurer.

                                  ARTICLE XII

REINSTATEMENT

          Each claim under each layer of catastrophe excess of loss reinsurance provided by this Contract reduces the amount of indemnity under such excess layer from the time of occurrence of the loss by the amount of the claim paid, but such amount is hereby reinstated from the time of occurrence of the loss in consideration of payment by the Company of an additional premium calculated by applying to the final adjusted premium for such excess layer the percentage of the Reinsurer limit stated in Item 2 of Exhibit A, which is reinstated; such additional premium shall be paid by the Company when any loss payments are made by the Reinsurer. Nevertheless, the Reinsurer's liability under such excess layer shall never exceed one hundred percent (100%) of the limit stated in Item 2 of Exhibit A in respect of any one Loss Occurrence and one hundred percent (100%) of the limit stated in Item 3 of Exhibit A in respect of all Loss Occurrences during the term of this Contract.


                                ARTICLE XIII

CURRENCY

          All retentions, limits and premiums referenced in this Contract are expressed in United States Dollars and all payments made by either party shall be made in United
          States Dollars.

          Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


                                  ARTICLE XIV

OFFSET

          The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations.


                                  ARTICLE  XV

ACCESS TO RECORDS

          The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect through its designated representatives, during the term of this Contract and thereafter, all books, records and papers of the Company in connection with any reinsurance hereunder, or the subject matter hereof.



                                  ARTICLE XVI

ERRORS AND OMISSIONS

          Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to either party if such delay, omission or error had not been made, provided such delay, omission or error is rectified as soon as practicable after discovery.


                                  ARTICLE XVII

TAXES

          In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns, or when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or to the District of Columbia.


                                 ARTICLE XVIII

FEDERAL EXCISE TAX

          (Applicable to those Reinsurers, excepting underwriters at Lloyd's London and other Reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

          The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

          In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.



                                 ARTICLE XIX

LETTERS OF CREDIT

          (This clause is only applicable to those subscribing Reinsurers who cannot qualify for credit by the regulatory authority(ies) having jurisdiction over the Company.)
          It is the intention of the parties hereto that this Article shall set forth the terms and conditions under which any Letter(s) of Credit required hereunder shall be held in trust.

          If a jurisdiction of the United States will not permit the Company, in the statements required to be filed with its regulatory authority(ies), to receive full credit as admitted reinsurance for any Reinsurer's share of Losses and reserves for premiums unearned, if any, the Company shall forward to the Reinsurer a statement of the Reinsurer's share of such Losses and unearned premiums. Upon receipt of such statement the Reinsurer shall promptly provide the Company with a "clean," unconditional and irrevocable Letter of Credit, in the amount specified in the statement submitted, with terms and bank acceptable to the regulatory authority(ies) having jurisdiction over the Company.

          "Losses," as used in this Article, is defined as the sum of all Losses paid and allocated loss adjustment expenses paid by the Company but not yet recovered from the Reinsurer, plus reserves for Losses and allocated loss adjustment expenses outstanding, plus reserves for Losses incurred but not reported (IBNR) as determined by the Company.

          The Reinsurer hereby agrees that the Letter of Credit will provide for automatic extension of the Letter of Credit without amendment for one year from the date of expiration of said letter or any future expiration date unless thirty (30) days prior to any expiration the issuing bank shall notify the Company by registered mail that the issuing bank elects not to consider the Letter of Credit renewed for any additional period. An issuing bank which is not acceptable to the regulatory authority(ies) having jurisdiction over the Company shall provide sixty (60) days notice to the Company prior to any expiration, and be confirmed in a manner and by a bank which is acceptable to the regulatory authority(ies) having jurisdiction over the Company.

          Notwithstanding any other provision of this Contract, the Company or its successors by operation of law including, without limitation, any liquidator, rehabilitator, receiver, or conservator may draw upon such credit at any time for one or more of the following purposes only:

               A. To pay the Reinsurer's share or to reimburse the Company for the Reinsurer's share of any Losses and unearned premiums, as stipulated in the statement submitted by the Company to the Reinsurer, which is due to the Company and not otherwise paid by the Reinsurer.

               B To make refund of any sum which is in excess of the actual amount required to fund the Reinsurer's share of any Losses as stipulated in the statement submitted by the Company to the Reinsurer.

               C.   To withdraw, for the uses and purposes
                    specified herein which remain executory after such withdrawal, the balance of such credit if the Company has received effective notice of non-renewal of the Letter of Credit and the Reinsurer's liability remains unliquidated and undischarged thirty (30) days prior to the expiry date of the Letter of Credit. The Company shall deposit the amount so withdrawn in a separate account in the name of the Company in any bank or trust company and apart from its general assets, in trust nevertheless for such uses and purposes specified above as may remain executory after such withdrawal and for any period after such expiry date.

               D. To pay or reimburse itself for the Reinsurer's share of any other amounts the Company claims are due under this Contract.

          At annual intervals or more frequently as determined by the Company, but never more frequently than quarterly, the Company shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of any Losses and unearned premiums.
          If the statement shows that the Reinsurer's share of Losses plus unearned premiums exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If the statement shows, however, that the Reinsurer's share of Losses plus unearned premiums is less than the balance of credit as of the statement date, the Company shall, within thirty
          (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

          The bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to assure that withdrawals are made only upon the order of properly authorized representatives of the Company. The Company shall incur no obligation to the bank in acting upon the credit, other than as appears in the express terms thereof.

          The rights and obligations of the Company and the Reinsurer, as set forth in this Article, shall not be diminished in any manner whatsoever by the insolvency of any party hereto.



                                  ARTICLE XX

INSOLVENCY

          The reinsurance under this Contract shall be payable by the Reinsurer on the basis of the liability of one or more of the Companies under the Policy or Policies reinsured without diminution because of the insolvency of one or more of the Companies reinsured or because the liquidator, receiver, conservator or statutory successor of the Company(ies) has failed to pay all or a portion of any claim.

          In the event of the insolvency of one or more of the Companies reinsured, the liquidator, receiver, conservator or statutory successor of the Company(ies) shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company(ies) on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company(ies) or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Company(ies) as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company(ies) solely as a result of the defense undertaken by the Reinsurer.

          Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company(ies).

          In the event of the insolvency of one or more of the Companies reinsured, the reinsurance under this Contract shall be payable by the Reinsurer directly to the Company(ies) or to the liquidator, receiver, conservator or statutory successor, except as provided by subsection
          (A) of section 4118 of the Insurance Law of New York or except where (I) the Contract specifies another payee of such Reinsurance in the event of the insolvency of the Company(ies) and (II) the Reinsurer with the consent of the direct insureds and, with the prior approval of the Superintendent of Insurance of New York to the certificate of assumption issued to New York direct insureds, has assumed such Policy obligations of the Company(ies) as its direct obligations to the payees under such Policies, in substitution for the obligations of the Company(ies) to such payees.



                                  ARTICLE XXI

ARBITRATION

          If any dispute shall arise between the parties to this Contract, either before or after its termination, with reference to the interpretation of this Contract or the rights of either party with respect to any transactions under this Contract, including the formation or validity thereof, the dispute shall be referred to three (3) arbitrators as a condition precedent to any right of action arising under this Contract. The arbitrators shall be active or retired disinterested officers of insurance or reinsurance companies or Lloyd's Underwriters other than the parties or their affiliates. One arbitrator shall be chosen by each party and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may nominate two (2) arbitrators who shall choose the third.

          In the event the arbitrators do not agree on the selection of the third arbitrator within thirty (30) days after both arbitrators have been named, the Company shall petition the American Arbitration Association to appoint the third arbitrator. If the American Arbitration Association fails to appoint the third arbitrator within thirty (30) days after it has been requested to do so, either party may request a justice of a court of general jurisdiction of the state in which the arbitration is to be held, to appoint an officer or retired officer of an insurance or reinsurance company or Lloyd's Underwriter as the third arbitrator. In the event both parties request the appointment of the third arbitrator, the third arbitrator shall be the soonest named in writing by the justice of the court.

          Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the arbitrators. The arbitrators shall consider this Contract an honorable engagement rather than merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of a majority of the arbitrators shall be final and binding on both the Company and the Reinsurer. Judgment may be entered upon the award of the arbitrators in any court having jurisdiction.

          Each party shall bear the fee and expenses of its own arbitrator, one half of the fee and the expenses of the third arbitrator and one half of the other expenses of the arbitration. In the event both arbitrators are chosen by one party, the fees of the arbitrators shall be equally divided between the parties.

          Any such arbitration shall take place in Columbus, Ohio unless some other location is mutually agreed upon by the parties.



                                  ARTICLE XXII

SERVICE OF SUIT

          (Applies to any Reinsurer not domiciled in the United States and/or any Reinsurer not authorized in any state, territory or district of the United States where insurance regulatory authorities require authorization. This Article is not intended to conflict with or override the parties' obligation to arbitrate their disputes in accordance with the Arbitration Article.)

          It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this clause constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019, and that in any suit instituted against the Reinsurer upon this Contract, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

          The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company, that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

          Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereon hereby designates the superintendent, commissioner or director of insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract of reinsurance, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.



                                 ARTICLE XXIII

GOVERNING LAW

          This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Ohio, exclusive of the rules with respect to conflicts of law, except as to rules with respect to credit for reinsurance in which case the applicable rules of all states shall apply.


                                 ARTICLE XXIV

CONFIDENTIALITY

          The Reinsurer, except with the express prior written consent of the Company, shall not directly or indirectly, communicate, disclose or divulge to any third party, any knowledge or information that may be acquired either directly or indirectly as a result of the inspection of the Company's books, records and papers. The restrictions as outlined in this Article shall not apply to communication or disclosures that the Reinsurer is required to make to its statutory auditors, retrocessionaires, legal counsel, arbitrators involved in any arbitration procedures under this Contract or disclosures required upon subpoena or other duly-issued order of a court or other governmental agency or regulatory authority.


                                 ARTICLE XXV

SEVERABILITY

          If any provision of this Contract should be invalid under applicable laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Contract.


                                   EXHIBIT A

                     MERIDIAN MUTUAL INSURANCE GROUP, INC.

                           INSURANCE COMPANY OF OHIO
                   MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY
                  MERIDIAN CITIZENS SECURITY INSURANCE COMPANY
                       MERIDIAN MUTUAL INSURANCE COMPANY
                      MERIDIAN SECURITY INSURANCE COMPANY

           PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                                  FOR THE PERIOD
                   12:01 A.M., EASTERN TIME, JANUARY 1, 2001
                                    THROUGH
                   12:01 A.M., EASTERN TIME,  JANUARY 1, 2002


                                     First       Second       Third        Fourth
                                     Excess      Excess       Excess       Excess
                                     30074       30075        30076        30077
Item 1.  Company's Retention         $6,000,000  $10,000,000  $18,000,000  $30,000,000

Item 2.  Reinsurer Each Loss         $4,000,000  $ 8,000,000  $12,000,000  $35,000,000
         Occurrence Limit (100%)

Item 3.  Reinsurer's Limit for all   $8,000,000  $16,000,000  $24,000,000  $70,000,000
         Loss Occurrences during
         the term (100% of)

Item 4.  Annual Deposit Premium      $1,406,000  $   760,000  $   392,160  $   698,250

Item 5.  Quarterly Deposit Premium   $  351,500  $   190,000  $    98,040  $   174,562

Item 6.  Premium Rate (GNWPI)           1.4300%       .7729%       .3988%       .7101%

Item 7.  Minimum Premium             $1,124,800  $   608,000  $   313,730  $   558,600

          The amounts and percentages stated above apply to each Subscribing Reinsurer to the extent of the percentage participation(s) stated in the Subscribing Reinsurer's Interests and Liabilities Agreement attached hereto.

                        INTERESTS AND LIABILITIES AGREEMENT

                                    between

                       MERIDIAN MUTUAL INSURANCE GROUP, INC.

                            INSURANCE COMPANY OF OHIO
                    MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY
                   MERIDIAN CITIZENS SECURITY INSURANCE COMPANY
                        MERIDIAN MUTUAL INSURANCE COMPANY
                       MERIDIAN SECURITY INSURANCE COMPANY

                                (the "Company")

                                      and

                     STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

                        (the "Subscribing Reinsurer")



The Company and the Subscribing Reinsurer agree as follows:

The Subscribing Reinsurer shall have a 100% percentage participation(s) in the interests, liabilities and premiums of the "Reinsurer" as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE PROGRAM consisting of Contract Numbers 30074 (First Property Catastrophe Excess of Loss), 30075 (Second Property Catastrophe Excess of Loss) 30076 (Third Property Catastrophe Excess of Loss) and 30077 (Fourth Property Catastrophe Excess of
Loss), including EXHIBIT A which is attached hereto and incorporated herein in its entirety by this reference. The Subscribing Reinsurer's individual participation(s) shall be several and not joint with the participation(s) of any other Subscribing Reinsurer.

The term of this Interests and Liabilities Agreement shall commence on January 1, 2001 and shall be subject, without limitation, to
Article III of the document attached hereto.

This Interests and Liabilities Agreement and the Contract attached hereto may be validly amended only by Endorsement executed by both of the parties hereto.


                      INTERESTS AND LIABILITIES AGREEMENT




IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate by their authorized representatives.


Signed in Columbus, Ohio      this      day of                  , 2001.

                STATE AUTOMOBILE MUTUAL INSURANCE COMPANY



          By_______________________________________________

          Title__________________________________________________


                      INTERESTS AND LIABILITIES AGREEMENT




Signed in Indianapolis, Indiana     this          day of       , 2001.

          MERIDIAN MUTUAL INSURANCE GROUP, INC.

          INSURANCE COMPANY OF OHIO
          MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY
          MERIDIAN CITIZENS SECURITY INSURANCE COMPANY
          MERIDIAN MUTUAL INSURANCE COMPANY
          MERIDIAN SECURITY INSURANCE COMPANY




          By_______________________________________________

          Title__________________________________________________




                       INSOLVENCY FUNDS EXCLUSIONS CLAUSE


This Contract excludes: All liability of the Company arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part.


                       NUCLEAR INCIDENT EXCLUSION CLAUSE -

                     PHYSICAL DAMAGE - REINSURANCE - CANADA


1. This Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this clause, this Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

   (a) Nuclear reactor power plants including all auxiliary property on the site, or

   (b) Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

   (c) Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

   (d) Installations other than those listed in (c) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause,this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate:

   (a) where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

   (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2, and 3 of this clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

6. The term "radioactive material" means uranium, thorium, plutonium, neptunium, their derivatives and compounds, radioactive isotopes of other elements and any other substances which may be designated by or pursuant to any law, act or statute, or any law amendatory thereof as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy.

7. Company to be sole judge of what constitutes:

   (a)  substantial quantities, and

   (b)  the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3, and 4 of this clause, this Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer caused:

   (a) by any nuclear incident as defined in The Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensuing loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

   (b)  by contamination by radioactive material.

NOTE:

Without in any way restricting the operation of paragraph 1, 2, 3 and 4 of this clause, paragraph 8 of this clause shall only apply to all original contracts of the Company whether new, renewal or replacement which become effective on or after December 31, 1992.



                       NUCLEAR INCIDENT EXCLUSION CLAUSE -

                      PHYSICAL DAMAGE - REINSURANCE - U.S.A.



1. This Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this Clause, this Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     (a) Nuclear reactor power plants including all auxiliary property on the site, or

     (b) Any other nuclear reactor installation including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     (c) Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     (d) Installations other than those listed in paragraph (c) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs 1 and 2 hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph
     3 shall not operate:

     (a) Where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) Where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of paragraphs 1, 2 and 3 hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954, or by any law amendatory thereof.

7.   The Company to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

NOTE:

     Without in any way restricting the operation of paragraph 1 hereof, it is understood and agreed that:

     (a)  all policies issued by the Company on or before 31st
          December 1957 shall be free from the application of the other provision of this Clause until expiry date or 31st
          December 1960, whichever first occurs whereupon all the provisions of this Clause shall apply,

     (b) with respect to any risk located in Canada policies issued by the Company on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960, whichever first occurs whereupon all the provisions of this Clause shall apply.



                POOLS, ASSOCIATIONS & SYNDICATES EXCLUSION CLAUSE


SECTION A:

EXCLUDING:

     (a) All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

     (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring Property whether on a country- wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile
          Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B:

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations, or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

     Industrial Risk Insurers,
     Associated Factory Mutuals,
     Improved Risk Mutuals,
     Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs,
     United States Aircraft Insurance Group,
     Canadian Aircraft Insurance Group,
     Associated Aviation Underwriters,
     American Aviation Underwriters.

SECTION B does not apply:

     (a) Where the Total Insured Value over all interests of the risk in question is less than $300,000,000.

     (b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

     (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B
          (a).

     (d)  To risks as follows:

          Offices, Hotels, Apartments, Hospitals, Educational
          Establishments, Public Utilities (other than Railroad
          Schedules) and Builder's Risks on the classes of risks specified in this subsection (d) only.

SECTION C:

NEVERTHELESS the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

     (l)  The following so-called "Coastal Pools":

          ALABAMA INSURANCE UNDERWRITING ASSOCIATION
          FLORIDA WINDSTORM UNDERWRITING ASSOCIATION ("FWUA") LOUISIANA INSURANCE UNDERWRITING ASSOCIATION MISSISSIPPI WINDSTORM UNDERWRITING ASSOCIATION NORTH CAROLINA INSURANCE UNDERWRITING ASSOCIATION SOUTH CAROLINA WINDSTORM AND HAIL UNDERWRITING
                  ASSOCIATION
          TEXAS WINDSTORM INSURANCE ASSOCIATION

                                      AND

     (2)  All "FAIR Plan" and "Rural Risk Plan" business

                                      AND

     (3)  The Florida Property and Casualty Joint Underwriting
          Association ("FPCJUA"), the Florida Residential Property and Casualty Joint Underwriting Association
               ("RPCJUA")
          and the California Earthquake Authority ("CEA")

for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

     (i) The inability of any other participant in such "Coastal Pool" and/or "FAIR Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

     (ii) Any claim against such "Coastal Pool" and/or "FAIR Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any Insolvency Fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

SECTION D:

     (1) Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in the Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

     (2) Notwithstanding Section C above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Company by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any Loss Occurrence hereunder shall not exceed the lesser of:

          (a)  The Company's assessment from the relevant entity
               (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the Loss Occurrence commenced, or

          (b)  The product of the following:

               (i) The Company's percentage participation in the relevant entity for the accounting year in which the Loss Occurrence commenced; and

               (ii) The relevant entity's total losses in such Loss
                    Occurrence.

     Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or the RPCJUA. For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, FPCJUA and/or RPCJUA of the collection of monies.


                NORTH AMERICAN WAR EXCLUSION CLAUSE (REINSURANCE)


As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union and the District of Columbia, its territories and possessions including the Commonwealth of Puerto Rico and including Bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under Policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

Nevertheless, this Clause shall not be construed to apply to riots, strikes, civil commotion, vandalism, malicious damage including acts committed by the agent of any government, party or faction engaged in war, hostilities, or other warlike operation, providing such agent is acting secretly and not in connection with any operations of military or naval armed forces in the country where the interest insured is situated.